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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 26, 2000 (April 19, 2000)
                                                  -----------------------------

                             COLLEGIATE PACIFIC INC.
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               (Exact Name of Registrant as Specified in Charter)

               Delaware                                   0-17293                               22-2795073
---------------------------------------- ------------------------------------------- ---------------------------------
    (State or Other Jurisdiction of               (Commission File Number)                    (IRS Employer
            Incorporation)                                                                 Identification  No.)

    13950 Senlac, Suite 200, Farmers Branch, Texas             75234
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       (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code:     (972) 243-8100
                                                   -----------------------------

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


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 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Pro Forma Financial Information.

         The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the conversion of the Subordinated
Convertible Promissory Notes (the "Notes") of Collegiate Pacific Inc, (the "Company") (as described in the Company's Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on May 8, 2000 (the "Registration Statement")) into 677,267 shares of the Company's common stock, $.01 par value per share, (the "Common Stock"), on April 19, 2000. The unaudited pro forma condensed consolidated balance sheet gives effect to the conversion as if it had occurred on March 31, 2000.

         The unaudited pro forma condensed consolidated financial balance sheet is provided for comparative purposes and has been prepared based upon the historical financial statements of the Company. The pro forma adjustments reflect the Company's preliminary assumptions and estimates based upon available information. The unaudited pro forma condensed consolidated balance sheet does not purport to be indicative of the results which would actually have been obtained if the conversion had been effected on the date indicated. The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the Company's historical balance sheet and related notes thereto.


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                             COLLEGIATE PACIFIC INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                        March 31, 2000 (Unaudited)
                                                                                                 Pro Forma
                                                                             Historical         Adjustments         Pro Forma
                                                                          ---------------      -------------      --------------
                                 ASSETS

CURRENT ASSETS
Cash and cash equivalents                                                 $       391,830      $                  $      391,830
Accounts receivable, net of the allowance for doubtful accounts of              1,479,849                              1,479,849
         $50,236 and $38,806, respectively
Inventories                                                                     2,530,774                              2,530,774
Prepaid expenses and other assets                                                 474,065                                474,065
                                                                          ---------------      -------------      --------------
                           Total current assets                                 4,876,518                              4,876,518

PROPERTY AND EQUIPMENT                                                            264,484                                264,484
Less accumulated depreciation                                                    (123,682)                              (123,682)
                                                                          ---------------      -------------      --------------
                                                                                  140,802                                140,802

OTHER ASSETS
License agreements, net of accumulated amortization of $96,937 and                504,981                                504,981
         $50,030, respectively
Cost in excess of net tangible assets acquired, net of accumulated                596,148                                596,148
         amortization of $70,142 and $42,373, respectively
Other assets, net                                                                  53,513                                 53,513
                                                                          ---------------      -------------      --------------
                                                                          $     6,171,962      $                  $    6,171,962
                                                                          ===============      =============      ==============
                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable                                                          $       571,925      $                  $      571,925
Accrued expenses                                                                   52,181                                 52,181
Other current liabilities                                                          56,372                                 56,372
                                                                          ---------------      -------------      --------------
                           Total current liabilities                              680,478                                680,478

Note payable to stockholders                                                    2,235,000         (2,235,000)                 --
                                                                          ---------------      -------------      --------------

                           Total liabilities                                    2,915,478         (2,235,000)            680,478

STOCKHOLDERS' EQUITY
Common stock, $.01 par value; authorized 50,000,000 shares; issued                 35,673              6,773              42,446
         3,567,340 and 3,440,367 shares, respectively
Additional paid-in capital                                                      4,300,242          2,228,227           6,528,469
Accumulated deficit                                                              (953,787)                              (953,787)
Treasury shares; at cost 10,860 and 900 shares, respectively                     (125,644)                              (125,644)
                                                                          ---------------      -------------      --------------
                           Total stockholders' equity                           3,256,484          2,235,000           5,491,484
                                                                          ---------------      -------------      --------------
                                                                          $     6,171,962      $                  $    6,171,962
                                                                          ===============      =============      ==============


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COLLEGIATE PACIFIC INC.


Dated:  May 26, 2000          By:   /s/ MICHAEL J. BLUMENFELD
                                  ---------------------------------------------
                                  Name:    Michael J. Blumenfeld
                                  Title:   Chairman and Chief Executive Officer